Debt	3 Months Ended
Mar. 31, 2019
Debt Disclosure [Abstract]
Debt

Note 6. Debt

Significant Debt Transactions
Exchange Offers
The following table shows the transactions that occurred in the first quarter of 2019.

(dollars in millions)	Principal Amount Exchanged	Principal Amount Issued
Verizon 1.750% - 5.150% notes and floating rate notes, due 2021 - 2025	$3,892	$—
GTE LLC 8.750% debentures, due 2021	21	—
Verizon 4.016% notes due 2029 (1)	—	4,000
Total	$3,913	$4,000
(1) Total exchange amount issued in consideration does not include an insignificant amount of cash used to settle.

Debt Redemptions, Repurchases and Repayments
The following table shows the transactions that occurred in the first quarter of 2019.

(dollars in millions)	Principal Redeemed / Repaid	Amount Paid as % of Principal (1)
Verizon 5.900% notes due 2054	$500	100.000%
Verizon 1.375% notes due 2019	206	100.000%
Verizon 1.750% notes due 2021	621	100.000%
Verizon 3.000% notes due 2021	930	101.061%
Verizon 3.500% notes due 2021	315	102.180%
Open market repurchases of various Verizon notes	163	Various
Total	$2,735
(1) Percentages represent price paid to redeem, repurchase and repay.

In April 2019, we notified investors of our intention to redeem in May 2019 in whole $831 million aggregate principal amount of 2.625% Notes due 2020 and $736 million aggregate principal amount of 3.500% Notes due 2021.

Debt Issuances
The following table shows the transactions that occurred in the first quarter of 2019.

(dollars in millions)	Principal Amount Issued	Net Proceeds (1)
Verizon 3.875% notes due 2029 (2)	$1,000	$994
Verizon 5.000% notes due 2051	510	506
Total	$1,510	$1,500
(1) Net proceeds were net of discount and issuance costs.
(2) An amount equal to the net proceeds from this green bond will be used to fund, in whole or in part, "Eligible Green Investments." "Eligible Green Investments" include new and existing investments made by us during the period from two years prior to the issuance of the green bond through the maturity date of the green bond, in the following categories: (1) renewable energy; (2) energy efficiency; (3) green buildings; (4) sustainable water management; and (5) biodiversity and conservation. "Eligible Green Investments" include operating expenditures as well as capital investments.

In April 2019, we issued €2.5 billion of notes with interest rates of 0.875% and 1.250% per year due on 2027 and 2030 respectively, and £500 million of notes with an interest rate of 2.500% per year due on 2031.

Short-Term Borrowing and Commercial Paper Program
In July 2018, we entered into a short-term uncommitted credit facility with the ability to borrow up to $700 million. During the three months ended March 31, 2019, we drew $600 million from the facility.

As of March 31, 2019, we had no commercial paper outstanding.

Asset-Backed Debt
As of March 31, 2019, the carrying value of our asset-backed debt was $10.4 billion. Our asset-backed debt includes Asset-Backed Notes (ABS Notes) issued to third-party investors (Investors) and loans (ABS Financing Facilities) received from banks and their conduit facilities (collectively, the Banks). Our consolidated asset-backed debt bankruptcy remote legal entities (each, an ABS Entity or collectively, the ABS Entities) issue the debt or are otherwise party to the transaction documentation in connection with our asset-backed debt transactions. Under the terms of our asset-backed debt, Cellco Partnership (Cellco) and certain other affiliates of Verizon (collectively, the Originators) transfer device payment plan agreement receivables to one of the ABS Entities, which in turn transfers such receivables to another ABS Entity that issues the debt. Verizon entities retain the equity interests in the ABS Entities, which represent the rights to all funds not needed to make required payments on the asset-backed debt and other related payments and expenses.

Our asset-backed debt is secured by the transferred device payment plan agreement receivables and future collections on such receivables. The device payment plan agreement receivables transferred to the ABS Entities and related assets, consisting primarily of restricted cash, will only be available for payment of asset-backed debt and expenses related thereto, payments to the Originators in respect of additional transfers of device payment plan agreement receivables, and other obligations arising from our asset-backed debt transactions, and will not be available to pay other obligations or claims of Verizon’s creditors until the associated asset-backed debt and other obligations are satisfied. The Investors or Banks, as applicable, which hold our asset-backed debt have legal recourse to the assets securing the debt, but do not have any recourse to Verizon with respect to the payment of principal and interest on the debt. Under a parent support agreement, Verizon has agreed to guarantee certain of the payment obligations of Cellco and the Originators to the ABS Entities.

Cash collections on the device payment plan agreement receivables collateralizing asset-backed debt securities are required at certain specified times to be placed into segregated accounts. Deposits to the segregated accounts are considered restricted cash and are included in Prepaid expenses and other and Other assets in our condensed consolidated balance sheets.

Proceeds from our asset-backed debt transactions are reflected in Cash flows from financing activities in our condensed consolidated statements of cash flows. The asset-backed debt issued and the assets securing this debt are included in our condensed consolidated balance sheets.

ABS Notes
During the three months ended March 31, 2019, we completed the following ABS Notes transactions:

(dollars in millions)	Interest Rates %		Expected Weighted-average Life to Maturity	Principal Amount Issued
A-1a Senior class notes	2.930		2.50	$900
A-1b Senior floating rate class notes	LIBOR + 0.330	(1)	2.50	100
B Junior class notes	3.020		3.22	69
C Junior class notes	3.220		3.40	53
Total ABS notes				$1,122
(1) The one-month London Interbank Offered Rate (LIBOR) rate at March 31, 2019 was 2.495%.

Under the terms of each series of ABS Notes, there is a two year revolving period during which we may transfer additional receivables to the ABS Entity. The two year revolving period of the ABS Notes we issued in July 2016 and November 2016 ended in July 2018 and November 2018 respectively, and we began to repay principal on the 2016-1 Class A senior ABS Notes and the 2016-2 Class A senior ABS Notes in August 2018 and December 2018, respectively. During the three months ended March 31, 2019, we made aggregate repayments of $559 million.

ABS Financing Facilities
In May 2018, we entered into a device payment plan agreement financing facility with a number of financial institutions (2018 ABS Financing Facility). Under the terms of the 2018 ABS Financing Facility, the financial institutions made advances under asset-backed loans backed by device payment plan agreement receivables of business customers for proceeds of $540 million. The loan agreement entered into in connection with the 2018 ABS Financing Facility has a final maturity date in December 2021 and bears interest at a floating rate. There is a one year revolving period beginning from May 2018 during which we may transfer additional receivables to the ABS Entity. Subject to certain conditions, we may also remove receivables from the ABS Entity. Under the loan agreement, we have the right to prepay all or a portion of the advances at any time without penalty, but in certain cases, with breakage costs. If we choose to prepay, the amount prepaid shall be available for further drawdowns until May 2019, except in certain circumstances. As of March 31, 2019, the 2018 ABS Financing Facility is fully drawn and the outstanding borrowing under the 2018 ABS Financing Facility was $540 million.

We entered into an ABS Financing Facility in September 2016 with a number of financing institutions (2016 ABS Financing Facility). Under the terms of the 2016 ABS Financing Facility, the financial institutions made advances under asset-backed loans backed by device payment plan agreement receivables of consumer customers. Two loan agreements were entered into in connection with the 2016 ABS Financing Facility in September 2016 and May 2017. The loan agreements have a final maturity date in March 2021 and bear interest at floating rates. The two year revolving period of the two loan agreements ended in September 2018. Under the loan agreements, we have the right to prepay all or a portion of the advances at any time without penalty, but in certain cases, with breakage costs. Subject to certain conditions, we may also remove receivables from the ABS Entity. During the three months ended March 31, 2019, we made an aggregate of $253 million in repayments. The aggregate outstanding borrowings under the two loans were $671 million as of March 31, 2019.

Variable Interest Entities (VIEs)
The ABS Entities meet the definition of a VIE for which we have determined that we are the primary beneficiary as we have both the power to direct the activities of the entity that most significantly impact the entity’s performance and the obligation to absorb losses or the right to receive benefits of the entity. Therefore, the assets, liabilities and activities of the ABS Entities are consolidated in our financial results and are included in amounts presented on the face of our condensed consolidated balance sheets.

The assets and liabilities related to our asset-backed debt arrangements included in our condensed consolidated balance sheets were as follows:

	At March 31,	At December 31,
(dollars in millions)	2019	2018
Assets
Account receivable, net	$9,535	$8,861
Prepaid expenses and other	1,045	989
Other assets	3,263	2,725

Liabilities
Accounts payable and accrued liabilities	10	7
Short-term portion of long-term debt	5,494	5,352
Long-term debt	4,892	4,724

See Note 7 for additional information on device payment plan agreement receivables used to secure asset-backed debt.

Credit Facilities
As of March 31, 2019, the unused borrowing capacity under our $9.5 billion credit facility was approximately $9.4 billion. The credit facility does not require us to comply with financial covenants or maintain specified credit ratings, and it permits us to borrow even if our business has incurred a material adverse change. We use the credit facility for the issuance of letters of credit and for general corporate purposes.

In March 2016, we entered into a $1.0 billion credit facility insured by Eksportkreditnamnden Stockholm, Sweden, the Swedish export credit agency. As of March 31, 2019, the outstanding balance was $706 million. We used this credit facility to finance network equipment-related purchases.

In July 2017, we entered into credit facilities insured by various export credit agencies providing us with the ability to borrow up to $4.0 billion to finance equipment-related purchases. The facilities have borrowings available, portions of which extend through October 2019, contingent upon the amount of eligible equipment-related purchases that we make. During the three months ended March 31, 2019, we drew $424 million from these facilities. As of March 31, 2019, we had an outstanding balance of $3.1 billion.

Non-Cash Transaction
During the three months ended March 31, 2019 and 2018, we financed, primarily through vendor financing arrangements, the purchase of approximately $115 million and $345 million respectively, of long-lived assets consisting primarily of network equipment. At both March 31, 2019 and 2018, $1.0 billion and $1.3 billion, respectively, relating to these financing arrangements, including those entered into in prior years and liabilities assumed through acquisitions, remained outstanding. These purchases are non-cash financing activities and therefore are not reflected within Capital expenditures in our condensed consolidated statements of cash flows.

Early Debt Redemptions
During the three months ended March 31, 2019 and 2018, we recorded losses on early debt redemptions of an insignificant amount and $249 million, respectively, which were recorded in Other income (expense), net in our condensed consolidated statements of income.

Guarantees
We guarantee the debentures of our operating telephone company subsidiaries. As of March 31, 2019, $796 million aggregate principal amount of these obligations remained outstanding. Each guarantee will remain in place for the life of the obligation unless terminated pursuant to its terms, including the operating telephone company no longer being a wholly-owned subsidiary of Verizon.

We also guarantee the debt obligations of GTE LLC as successor in interest to GTE Corporation that were issued and outstanding prior to July 1, 2003. As of March 31, 2019, $423 million aggregate principal amount of these obligations remained outstanding.